                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-21324                  06-1344888
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

Item 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE;
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Item 12.     DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
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              On May 17, 2004, NYFIX,  Inc.  announced its results for the first quarter ended March 31, 2004, the restatement of prior financial  statements and other matters.  The full text of the press release is attached hereto as Exhibit
99.1.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit 99.1  PRESS RELEASE OF NYFIX, INC. DATED MAY 17, 2004.

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                                    SIGNATURE

              Pursuant to the  requirements  of the  Securities  Exchange Act of
1934,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NYFIX, INC.

                                             By: /s/ Mark R. Hahn
                                                --------------------------------
                                                Mark R. Hahn
                                                Chief Financial Officer

May 18, 2004

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